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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-38061 of Energy West Incorporated and subsidiaries on Form S-3 and Registration Statement No. 333-32917 on Form S-8 of our report dated August 30, 2002, appearing in this Annual Report on Form 10-K of the Company for the year ended June 30, 2002.


DELOITTE & TOUCHE LLP

Salt Lake City, Utah
September 25, 2002